Exhibit 10.9

January 4, 2022

Cartica Acquisition Corp

1775 I Street NW, Suite 910

Washington, D.C. 20006

Re: Initial Public Offering

Ladies and Gentlemen:

This letter (this “Letter Agreement”) is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and among Cartica Acquisition Corp, a Cayman Islands exempted company (the “Company”), and J.P. Morgan Securities LLC, as representative (the “Representative”) of the several underwriters (the “Underwriters”), relating to an underwritten initial public offering (the “Public Offering”) of 23,000,000 of the Company’s units (including 3,000,000 units that may be purchased pursuant to the Underwriters’ option to purchase additional units to cover over-allotments, the “Units”), each comprising of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and a one-half of one redeemable warrant (each whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment. The Units will be sold in the Public Offering pursuant to a registration statement on Form S-1 and a prospectus (the “Prospectus”) filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”). Certain capitalized terms used herein are defined below.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the Public Offering, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Cartica Acquisition Partners, LLC (the “Sponsor”) and each of the additional persons executing this Letter Agreement (such additional persons, collectively, the “Undersigned”) hereby agree with the Company as follows:

1. Definitions. As used herein, (i) “Business Combination” shall mean a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities; (ii) “Founder Shares” shall mean the 5,750,000 Class B ordinary shares of the Company, par value $0.0001 per share, outstanding prior to the consummation of the Public Offering, including 750,000 Class B ordinary shares of the Company, par value $0.0001 per share, that are subject to forfeiture by the Sponsor, depending on the extent to which the underwriters’ over-allotment option is exercised; (iii) “Private Placement Warrants” shall mean the warrants to purchase 14,400,000 Ordinary Shares of the Company (or warrants to purchase 15,900,000 Ordinary Shares of the Company if the Underwriters’ option to purchase additional units is exercised in full) that the Sponsor has agreed to purchase for an aggregate purchase price of $14,400,000 (or up to $15,900,000 if the Underwriters’ option to purchase additional units is exercised in full), or $1.00 per Warrant, in a private placement that shall close simultaneously with the consummation of the Public Offering; (iv) “Public Shareholders” shall mean the holders of Ordinary Shares included in the Units issued in the Public Offering; (v) “Public Shares” shall mean the Ordinary Shares included in the Units issued in the Public Offering; (vi) “Trust Account” shall mean the trust account into which portions of the net proceeds of each of the Public Offering and the sale of the Private Placement Warrants, respectively, shall be deposited; (vii) “Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b); and (viii) “Charter” shall mean the Company’s Amended and Restated Memorandum and Articles of Association, as the same may be amended from time to time.

2. Representations and Warranties.

(a) The Sponsor and each of the Undersigned, with respect to itself, herself or himself, represent and warrant to the Company that it, she or he has the full right and power, without violating any agreement to which it, she or he is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Letter Agreement, as applicable, and to serve as an officer of the Company and/or a director on the Company’s Board of Director (the “Board”), as applicable, and each of the Undersigned hereby consents to being named in the Prospectus, road show and any other materials as an officer and/or director of the Company, as applicable.

(b)  Each of the Undersigned represents and warrants, with respect to herself or himself, that such person’s biographical information furnished to the Company (including any such information included in the Prospectus) is true and accurate in all material respects and does not omit any material information with respect to such person’s background, and that such person’s questionnaire furnished to the Company is true and accurate in all material respects. Each of the Undersigned represents and warrants that such person is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction; such person has never been convicted of, or pleaded guilty to, any crime (i) involving fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and such person is not currently a defendant in any such criminal proceeding; and such person has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

3. Business Combination Vote. It is acknowledged and agreed that the Company shall not enter into a definitive agreement regarding a proposed Business Combination without the prior consent of the Sponsor. The Sponsor and each of the Undersigned, with respect to itself or herself or himself, agrees that if the Company seeks shareholder approval of a proposed initial Business Combination, then in connection with such proposed initial Business Combination, it, she or he, as applicable, shall vote all Founder Shares and any Public Shares held by it, her or him, as applicable, in favor of such proposed initial Business Combination (including any proposals recommended by the Board in connection with such Business Combination) and not redeem any Public Shares held by it, her or him, as applicable, in connection with such shareholder approval.

4. Failure to Consummate a Business Combination; Trust Account Waiver.

(a) The Sponsor and each of the Undersigned hereby agree, with respect to itself, herself or himself, that in the event that the Company fails to consummate its initial Business Combination within the time period set forth in the Charter, the Sponsor and each of the Undersigned shall take all reasonable steps to cause the Company to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously release to the Company to pay income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. The Sponsor and each of the Undersigned agree not to propose any amendment to the Charter (i) that would modify the substance or timing of the Company’s obligation to provide holders of the Public Shares the right to have their shares redeemed in connection with an initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete an initial Business Combination within the required time period set forth in the Charter or (ii) with respect to any provision relating to the rights of holders of Public Shares or pre-initial Business Combination activity unless the Company provides its Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding Public Shares.

(b) The Sponsor and each of the Undersigned, with respect to itself, herself or himself, acknowledges that it, she or he has no right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other asset of the Company as a result of any liquidation of the Company with respect to the Founder Shares held by it, her or him, if any. The Sponsor and each of the Undersigned hereby further waive, with respect to any Founder Shares and Public Shares held by it, her or him, as applicable, any redemption rights it, she or he may have in connection with the consummation of a Business Combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such Business Combination or a shareholder vote to approve an amendment to the Charter (i) that would modify the substance or timing of the Company’s obligation to provide holders of the Public Shares the right to have their shares redeemed in connection with an initial Business Combination or to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within the time period set forth in the Charter or (ii) with respect to any provision relating to the rights of holders of Public Shares or pre-initial Business Combination activity (although the Sponsor and the Undersigned shall be entitled to liquidation rights with respect to any Public Shares they hold if the Company fails to consummate a Business Combination within the required time period set forth in the Charter).

5. Lock-up; Transfer Restrictions.

(a) The Sponsor and the Undersigned agree that they shall not Transfer any Founder Shares (the “Founder Shares Lock-up”) until the earliest of (A) one year after the completion of an initial Business Combination and (B) the date following the completion of an initial Business Combination on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “Founder Shares Lock-up Period”); provided, that, notwithstanding the foregoing, if, subsequent to a Business Combination, the closing price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing at least 150 days after the Company’s initial Business Combination, the Founder Shares shall be released from the Founder Shares Lock-up; and provided further, that, notwithstanding the foregoing, any of our directors or executive officers who are tax residents of India will be able to Transfer their Founder Shares upon the completion of an initial Business Combination, in light of the Indian tax exposure they are expected to experience upon the completion of an initial Business Combination; and provided further, that the Sponsor agrees that it shall not Transfer any Founder Shares until such Founder Shares have vested in accordance with the performance vesting requirements set forth in paragraph 5(b).

(b)  The Sponsor agrees that it shall not Transfer any Founder Shares in any specified Tranche (as defined below) of such Founder Shares unless, until and to the extent that a Release Event (as defined below) has occurred with respect to such Tranche of such Founder Shares. Upon the eighth (8th) anniversary of the completion of an initial Business Combination, if any of the Sponsor’s Founder Shares have not been subject to a Release Event, such Founder Shares shall be immediately cancelled and forfeited by the Sponsor. Nevertheless, at all times prior to such cancellation and forfeiture of any Sponsor Founder Shares, the Sponsor shall be entitled to vote all such Founder Shares subject to paragraphs 4(a) and (b), and shall be entitled to receive all dividends and distributions, if any, paid in respect of such Founder Shares and in respect of such Founder Shares shall be entitled to all benefits described in our amended and restated memorandum and articles of association under the heading “Founder Shares Conversion and Anti-Dilution Rights”. The Sponsor’s Founder Shares shall vest, and as a consequence shall no longer be subject to the transfer restrictions described above or to cancellation and forfeiture, in the following tranches (each, a “Tranche” and collectively, the “Tranches”), upon the satisfaction of the conditions specified below as to each Tranche (the condition or conditions applicable to each specific tranche being referred to herein as the “Release Event” applicable to such Tranche):

(i)                   fifty percent (50%) of the Sponsor’s Founder Shares, upon the completion of an initial Business Combination;

(ii)                  twenty-five percent (25%) of the Sponsor’s Founder Shares, upon the Return to Shareholders (as defined below) exceeding $12.50; and

(iii)                 the remaining twenty-five percent (25%) of the Sponsor’s Founder Shares, upon the Return to Shareholders exceeding $15.00.

As used above, “Return to Shareholders” means the sum of (i) the per-share market price of the Ordinary Shares (or their post-business combination equivalent) following the completion of an Business Combination (measured as the average of the twenty (20) highest daily closing market prices for the Ordinary Shares over any period of thirty (30) consecutive trading days that commences after the completion of an initial Business Combination) and (ii) the cash or fair market value (as applicable) of each per-share dividend or distribution paid by the Company on the Ordinary Shares (or their post-business combination equivalent).

Notwithstanding the foregoing, all of the Sponsor’s unvested Founder Shares shall vest, and as a consequence shall no longer be subject to the transfer restrictions described above or to cancellation and forfeiture, if:

(i)                   the post-business combination company completes a “going private” transaction pursuant to Rule13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise ceases to be subject to reporting obligations under Sections 13 or 15(d) of under the Exchange Act;

(ii)                  the Ordinary Shares (or their post-business combination equivalent) cease being listed on a national securities exchange;

(iii)                 the post-business combination company is amalgamated, merged, consolidated or reorganized with or into another person (an “acquirer”), and as a result thereof less than 50.1% (whether by voting or economic interests) of the outstanding equity capital interests of the acquirer is owned in the aggregate by those persons that were holders of the post-business combination company’s Ordinary Shares (or their post-business combination equivalent) immediately prior to such amalgamation, merger, consolidation or reorganization, excluding from such computation any of the post-business combination company’s Ordinary Shares (or their post-business combination equivalent) held at such time by the acquirer or any affiliate of the acquirer;

(iv)                 the post-business combination company or any of its subsidiaries, individually or collectively, sells, assigns, transfers or otherwise disposes of, in one transaction or a series of related transactions, all or substantially all of the assets of such company and its subsidiaries, taken as a whole, and as a result less than 50.1% (whether by voting or economic interests) of the outstanding equity capital interests of the acquirer, or other surviving or resulting entity, is owned in the aggregate by those persons that were holders of the post-business combination company’s Ordinary Shares (or their post-business combination equivalent) immediately prior to such sale, assignment or transfer, excluding from such computation any of the post-business combination company’s Ordinary Shares (or their post-business combination equivalent) held at such time by the acquirer or any affiliate of the acquirer; or

(v)                  if a Schedule 13D or Schedule 13G report under the Exchange Act is filed with the SEC disclosing that any person or group has become the beneficial owner of a percentage of the post-business combination company’s outstanding Ordinary Shares (or their post-business combination equivalent) greater than the percentage of such Ordinary Shares that, at the date of such filing, is held by any other person or group that held more than 50% of the post-business combination company’s Ordinary Shares (or their post-business combination equivalent) immediately after the completion of an initial Business Combination.

Notwithstanding the transfer restrictions imposed on the Sponsor’s unvested Founder Shares, at or prior to the closing of an initial Business Combination, the Sponsor’s Founder Shares may be transferred to any third party providing equity or debt financing for an initial Business Combination or in respect of any related transaction.

Unless otherwise agreed in writing by the Sponsor and such third party, no such transferred Founder Shares will be subject to the transfer restrictions or vesting conditions set forth above.

(c) The Sponsor and the Undersigned agree that they shall not effectuate any Transfer of Private Placement Warrants or Ordinary Shares underlying such warrants until thirty (30) days after the completion of an initial Business Combination.

(d)  Notwithstanding the provisions set forth in paragraphs 5(a), (b) and (c), Transfers of the Founder Shares, whether vested or unvested, the Private Placement Warrants and the Ordinary Shares underlying the Private Placement Warrants are permitted (a) to the Company’s officers, the Company’s directors, any affiliates or family members of any of the Company’s officers or directors, any direct or indirect members of the Sponsor or their affiliates, any affiliates of the Sponsor, including to funds affiliated with Cartica Management, LLC, and to limited partners of funds affiliated with Cartica Management, LLC or any affiliates thereof, or any employees of such affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the Founder Shares, Private Placement Warrants or Ordinary Shares, as applicable, were originally purchased; (f) by virtue of the Sponsor’s organizational documents upon liquidation or dissolution of the Sponsor; (g) to the Company for no value for cancellation in connection with the consummation of an initial Business Combination, (h) in the event of the Company’s liquidation prior to the completion of a Business Combination; or (i) in the event of completion of a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s Public Shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to the completion of an initial Business Combination; provided, however, that in the case of clauses (a) through (i) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions.

(e) During the period commencing on the effective date of the Underwriting Agreement and ending 180 days after such date, the Sponsor and each of the Undersigned shall not, without the prior written consent of the Representatives, Transfer any Units, Ordinary Shares, Warrants or any other securities convertible into, or exercisable or exchangeable for, Ordinary Shares held by it, her or him, as applicable, subject to certain exceptions enumerated in Section 4(h) of the Underwriting Agreement.

6. Remedies. The Sponsor and each of the Undersigned hereby agree and acknowledge that (i) each of the Underwriters and the Company would be irreparably injured in the event of a breach by the Sponsor or any of the Undersigned of its, her or his obligations, as applicable under paragraphs 3, 4, 5, 7, 10 and 11, (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

7. Payments by the Company. Except as disclosed in the Prospectus, neither the Sponsor nor any affiliate of the Sponsor nor any officer of the Company nor any affiliate of the officers shall receive from the Company any finder’s fee, reimbursement, consulting fee, monies in respect of any payment of a loan or other compensation prior to, or in connection with any services rendered in order to effectuate, the consummation of the Company’s initial Business Combination (regardless of the type of transaction that it is).

8. Director and Officer Liability Insurance. The Company will maintain an insurance policy or policies providing directors’ and officers’ liability insurance, and the Undersigned shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any of the Company’s directors or officers.

9. Termination. This Letter Agreement shall terminate on the earlier of (i) the expiration of the Founder Shares Lock-up Period and (ii) the liquidation of the Company.

10. Indemnification. In the event of the liquidation of the Trust Account upon the failure of the Company to consummate its initial Business Combination within the time period set forth in the Charter, the Sponsor (the “Indemnitor”) agrees to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened) to which the Company may become subject as a result of any claim by (i) any third party for services rendered or products sold to the Company (except for the Company’s independent auditors) or (ii) any business with which the Company has discussed entering into a transaction agreement (a “Business Combination Partner”); provided, however, that such indemnification of the Company by the Indemnitor (x) shall apply only to the extent necessary to ensure that such claims by a third party for services rendered or products sold to the Company or a Business Combination Partner do not reduce the amount of funds in the Trust Account to below the lesser of (i) $10.30 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.30 per Public Share due to reductions in the value of the trust assets, in each case net of interest that may be withdrawn to pay the Company’s tax obligations, (y) shall not apply to any claims by a third party or a Business Combination Partner who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Indemnitor shall have the right to defend against any such claim with counsel of its choice reasonably satisfactory to the Company if, within 15 days following written receipt of notice of the claim to the Indemnitor, the Indemnitor notifies the Company in writing that it shall undertake such defense.

11. Forfeiture of Founder Shares. To the extent that the Underwriters do not exercise their option to purchase additional Units within 45 days from the date of the Prospectus in full (as further described in the Prospectus), the Sponsor agrees to automatically surrender to the Company for no consideration, for cancellation at no cost, an aggregate number of Founder Shares so that the number of Founder Shares will equal 20% of the sum of the total number of Ordinary Shares and Founder Shares outstanding at such time. The Sponsor and the Undersigned further agree that to the extent that the size of the Public Offering is increased or decreased, the Company will effect a share capitalization or a share repurchase, as applicable, with respect to the Founder Shares immediately prior to the consummation of the Public Offering in such amount as to maintain the number of Founder Shares at 20% of the sum of the total number of Ordinary Shares and Founder Shares outstanding at such time.

12. Entire Agreement. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

13. Assignment. No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Sponsor, each of the Undersigned and each of their respective successors, heirs, personal representatives and assigns and permitted transferees.

14. Counterparts. This Letter Agreement may be executed in any number of original or facsimile counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

15. Effect of Headings. The paragraph headings herein are for convenience only and are not part of this Letter Agreement and shall not affect the interpretation thereof.

16. Severability. This Letter Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Letter Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Letter Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

17. Governing Law. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of New York City, in the State of New York, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive, and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

18. Notices. Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent by email or express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

[Signature Page Follows]

Sincerely,

CARTICA ACQUISITION PARTNERS, LLC

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Managing Member

Acknowledged and Agreed:

CARTICA ACQUISITION CORP

By:
Name: Sanjeev Goel
Title: Chief Executive Officer

RHI VENTURE WORX, LLC

By:
Name: Asif Ramji
Title: Member

THE COAD GROUP, LLC

By:	/s/ C. Brian Coad
Name: C. Brian Coad
Title: Member

MARIYANICH LLC

By:
Name: Andrew Mariyanich
Title: Member

ASIF RAMJI

SUBRAMANIAN RAMADORAI

[Signature Page to Letter Agreement]

Sincerely,

CARTICA ACQUISITION PARTNERS, LLC

By:
Name: Steven J. Quamme
Title: Managing Member

Acknowledged and Agreed:

CARTICA ACQUISITION CORP

By:	/s/ Sanjeev Goel
Name: Sanjeev Goel
Title: Chief Executive Officer

RHI VENTURE WORX, LLC

By:
Name: Asif Ramji
Title: Member

THE COAD GROUP, LLC

By:
Name: C. Brian Coad
Title: Member

MARIYANICH LLC

By:
Name: Andrew Mariyanich
Title: Member

ASIF RAMJI

SUBRAMANIAN RAMADORAI

[Signature Page to Letter Agreement]

Sincerely,

CARTICA ACQUISITION PARTNERS, LLC

By:
Name: Steven J. Quamme
Title: Managing Member

Acknowledged and Agreed:

CARTICA ACQUISITION CORP

By:
Name: Sanjeev Goel
Title: Chief Executive Officer

RHI VENTURE WORX, LLC

By:	/s/ Asif Ramji
Name: Asif Ramji
Title: Member

THE COAD GROUP, LLC

By:
Name: C. Brian Coad
Title: Member

MARIYANICH LLC

By:
Name: Andrew Mariyanich
Title: Member

/s/ Asif Ramji
ASIF RAMJI

SUBRAMANIAN RAMADORAI

[Signature Page to Letter Agreement]

Sincerely,

CARTICA ACQUISITION PARTNERS, LLC

By:
Name: Steven J. Quamme
Title: Managing Member

Acknowledged and Agreed:

CARTICA ACQUISITION CORP

By:
Name: Sanjeev Goel
Title: Chief Executive Officer

RHI VENTURE WORX, LLC

By:
Name: Asif Ramji
Title: Member

THE COAD GROUP, LLC

By:
Name: C. Brian Coad
Title: Member

MARIYANICH LLC

By:	/s/ Andrew Mariyanich
Name: Andrew Mariyanich
Title: Member

ASIF RAMJI

SUBRAMANIAN RAMADORAI

[Signature Page to Letter Agreement]

Sincerely,

CARTICA ACQUISITION PARTNERS, LLC

By:
Name: Steven J. Quamme
Title: Managing Member

Acknowledged and Agreed:

CARTICA ACQUISITION CORP

By:
Name: Sanjeev Goel
Title: Chief Executive Officer

RHI VENTURE WORX, LLC

By:
Name: Asif Ramji
Title: Member

THE COAD GROUP, LLC

By:
Name: C. Brian Coad
Title: Member

MARIYANICH LLC

By:
Name: Andrew Mariyanich
Title: Member

ASIF RAMJI

/s/ Subramanian Ramadorai
SUBRAMANIAN RAMADORAI

[Signature Page to Letter Agreement]

/s/ Keki M. Mistry
KEKI M. MISTRY

PARUL BHANDARI

STEVEN J. QUAMME

FARIDA KHAMBATA

SANJEEV GOEL

C. BRIAN COAD

ANDREW MARIYANICH

[Signature Page to Letter Agreement]

KEKI M. MISTRY

/s/ Parul Bhandari
PARUL BHANDARI

STEVEN J. QUAMME

FARIDA KHAMBATA

SANJEEV GOEL

C. BRIAN COAD

ANDREW MARIYANICH

[Signature Page to Letter Agreement]

KEKI M. MISTRY

PARUL BHANDARI

/s/ Steven J. Quamme
STEVEN J. QUAMME

FARIDA KHAMBATA

SANJEEV GOEL

/s/ C. Brian Coad
C. BRIAN COAD

ANDREW MARIYANICH

[Signature Page to Letter Agreement]

KEKI M. MISTRY

PARUL BHANDARI

STEVEN J. QUAMME

/s/ Farida Khambata
FARIDA KHAMBATA

SANJEEV GOEL

C. BRIAN COAD

ANDREW MARIYANICH

[Signature Page to Letter Agreement]

KEKI M. MISTRY

PARUL BHANDARI

STEVEN J. QUAMME

FARIDA KHAMBATA

/s/ Sanjeev Goel
SANJEEV GOEL

C. BRIAN COAD

ANDREW MARIYANICH

[Signature Page to Letter Agreement]

KEKI M. MISTRY

PARUL BHANDARI

STEVEN J. QUAMME

FARIDA KHAMBATA

SANJEEV GOEL

C. BRIAN COAD

/s/ Andrew Mariyanich
ANDREW MARIYANICH

[Signature Page to Letter Agreement]